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                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-98402, No. 33-74830 and No. 333-13461) of
Alliance Semiconductor Corporation of our reports dated April 26, 2002 relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
July 10, 2002